Exhibit 99

SLIDE 1

EEI Fall Financial Conference

Orlando, Florida
October 27, 2003


NU LOGO   Northeast
          Utilities System


SLIDE 2

This presentation contains forward-looking statements, which are statements of future expectations and not facts. Actual results or developments might differ materially from those included in these forward-looking statements because of factors such as competition and industry restructuring, changes in economic conditions, changes in weather patterns, changes in laws, regulations or regulatory policies, developments in legal or public policy doctrines, technological developments, volatility in electric and natural gas commodity markets, and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in the company's SEC reports.


SLIDE 3

Topics To Discuss

  -    NU today - strategy overview
  -    Regulated business growth
  -    Competitive business outlook
  -    Financial liquidity and performance

SLIDE 4

Strategy - How the Puzzle Fits Together

       Regulated Businesses                  Competitive  Businesses


-    Continue to implement best
     practices among four regulated          -    Achieve targeted returns
     operating companies                          on investments by
                                                  maintaining gross margins
-    Build needed transmission
     facilities to remedy critical
     SW Connecticut supply situation

-    Expand CT natural gas infrastructure     -   Manage risks effectively



-    Timely recovery of purchased             -   Build service business
     energy costs and SMD costs

-    Important restructuring
     legislation passed in Connecticut

  -    Maintain strong balance sheet


SLIDE 5

2003 Improvements Were Driven by Competitive Business Results
(Through September 30)

Bar graph chart comparing  YTD 2002 and YTD 2003 Competitive
Results (Shown as Earnings in Millions)

                      YTD 2002       YTD 2003

CL&P                  $58.2          $59.0

PSNH                  $46.4          $34.5

Yankee Gas            $ 6.1          $ 3.4

WMECO                 $26.9          $13.9

NUEI Merchant Energy  $(39.9)        $22.3

NUEI Services         $  1.8        $  2.1

SLIDE 6

2003 Earnings Range Tightened At Upper End

Bar chart showing Earnings Per Share for the Periods through 9/30/02, 9/30/03 and Projected Year-End 2003

                           Projected
9/30/02        9/30/03   Year-End 2003*

$0.74          $0.99     $1.20 - $1.30


*Excluding any impact regarding LMP cost issue at Select
Energy

SLIDE 7

Significant Exposure Exists For Select in 2003 with CL&P LMP Costs

Bar graph showing Select's share of CL&P LMP costs, in millions, broken up into line losses and congestion costs, actual for the period
3/1/03 - 9/30/03 and estimated for the period 3/1/03 - 12/31/03

3/1/03 to 9/30/03             3/1/03 to 12/31/03
Actual - Select Share         Estimated - Select Share

Line                    Line
Losses    Congestion    Losses    Congestion

$48.1     $23.3         $63.0     $27.0

SLIDE 8

2004 Earnings Guidance

Earnings Per Share

  Regulated Businesses     $1.08 - $1.20
  Competitive Businesses   $0.22 - $0.30
  Parent Expense           ($0.10)
  Consolidated NU          $1.20 - $1.40

SLIDE 9

Regulated Company Focus:
Enhance Service By Modernizing
Infrastructure

-    Extend 345,000-volt system into SW Connecticut

- Continue to modernize the distribution system to accommodate advances in technology and customer demands

-    Build out Connecticut natural gas delivery system

SLIDE 10

Chronically Congested Areas of the Northeast

Map of Northeastern United States

Below Average Pricing
10% of Connecticut
Maine
New Hampshire
3/4 of New York State
Rhode Island

Average Pricing
1/4 New York State (adjoining NJ, CT, MA and SW VT excluding
  New York City)
Most of Pennsylvania
Portion of Virginia
Massachusetts
80% of Connecticut

Above Average Pricing
Vermont
SE New York (closest to Fairfield County, CT and including New York
   City and the boroughs)
New Jersey
Southeast Pennsylvania (adjoining NJ, SE NY, Eastern VA, Maryland and
  Delaware)
Maryland
Delaware
Boston area
10% of Connecticut

SLIDE 11

New England Markets Require Additional Transmission Infrastructure

NU is Involved in Addressing
4 of 5 Critical Interfaces

Map of New England States with arrows showing critical interfaces from:

1.   SW border of Maine with arrow pointing Southwest into New
     Hampshire
2. Southern Border of New Hampshire with arrow pointing into NE Massachusetts
3. SE Massachusetts around Boston and Cape Cod with arrow pointing North out of Rhode Island
4. Western Border of Rhode Island with arrow pointing west to Connecticut
5. Connecticut with arrow pointing to Southwest portion of Connecticut

SLIDE 12

Transmission Business:  Major Capital Projects

Chart with timeline from 2001 - 2008 breaking down cost for Bethel to Norwalk and Middletown to Norwalk projects

Bethel to Norwalk*
6/2001 -  11/2003    Siting Process
11/2003 - 10/2005    Construction

Total Cost for Siting Process and Construction for period - $200M

7/03-- Siting Council Decision
9/03-- Siting Council Revised Decision
11/03-- Appeal Filing Period Ends
11/03-- Substation Construction Start
04/04--Underground Cable Start
01/05-- Overhead Line Start
11/05-- Project In Service


Middletown to Norwalk
10/2002 - End of 2004    Siting Process
1/2005 - 11/2007         Construction
Total Cost for Siting Process and Construction for period - $496M**

05/03-- Municipal Consultation
10/03-- File Siting Council Application
11/04-- Siting Council Decision
1/05-- Substation Construction Start
03/05-- Overhead Line/Underground Cable Start
12/07-- Project In Service

Capital Program (both projects)
2001   $ 26M
2002   $ 55M
2003   $133M
2004   $270M
2005   $240M
2006   $200M
2007   $200M
2008   $200M

*The City of Norwalk has filed an appeal
** NU's 80% share


SLIDE 13

Key Federal Issues

-    PUHCA repeal
-    Transmission siting
-    Blackout implications

SLIDE 14

Litigation Update

ConEd Litigation

- U.S. District Court in NY issued positive decision on summary judgment motions in March

-    Motions in limine were filed in spring

- Side issues related to state court lawsuit by individual former shareholder and Brody case

NRG - CL&P contract status

- On August 15, FERC issued final decision ordering NRG-PMI to serve CL&P contract through 12/31/03

- NRG-PMI appeals pending in Second Circuit and D.C. Circuit courts

SLIDE 15

Regulated Businesses

SLIDE 16

Operating Company Organization

Illustration - Map of Connecticut showing CL&P service area
CL&P
Customers:          1,165K
     Residential    1,057K
     Commercial       104K
     Industrial         4K
Revenues:           $2.5B

4,400 Square Miles

Illustration - Map of New Hampshire showing PSNH service area

PSNH
Customers:          455K
     Residential    388K
     Commercial     64K
     Industrial     3K
Revenues:           $1.0B

5,445 Square Miles

Illustration - Map of Connecticut showing Yankee Gas service area

Yankee Gas
Customers:          192K
     Residential    168K
     Commercial     22K
     Industrial     2K
Revenues:           $293M

1,995 Square Miles

Illustration -  Map of Massachusetts showing WMECO service area

WMECO
Customers:          204K
     Residential    184K
     Commercial     19K
     Industrial     1K
Revenues:           $369M

1,490 Square Miles

SLIDE 17

Utility Group Financial Indicators

Bar graph showing Cumulative Net Income (In Millions)

1ST Qtr.       $ 57.4
2nd Qtr.       $ 72.7
3rd Qtr.       $110.8

                   Key Performance Indicators

                   ------------September YTD------------------
                                                   Better/
                                                   Worse
                                                   than
Financial                    Results     Targets   target
Electric Sales (GWH)         27,231      26,125     Better
Gas Sales (MMCF)             33,078      36,029     Worse
Retail Electric Rev. ($M)   2,744.7     2,571.9     Better
  (Sept. YTD)
Gas Revenues ($M)             255.1       205.7     Better
    (Sept. YTD)
O&M ($M)                      555.2       557.6     Better
Capital ($M)                  379.3       406.3     Worse

SLIDE 18

Utility Group Reliability
Indicators

We're beating our YTD Reliability (SAIDI) target by 21 minutes. Capital improvements and fewer weather events have contributed to this positive YTD performance.

Graph of Cumulative SAIDI for calendar year, by month showing actual performance beating goal on a monthly basis

Our Gas Leak Response Rate performance continues to be better than target for both normal and after hours. We're beating our Customer Contact Survey goal by 1.0%. Our safety OSHA Incident
Rate is better than target, however, we missed our Preventable
Motor Vehicle Accidents (PMVAs) year-to-date target.

                   Key Performance Indicators
                   ------------September YTD------------------
                                                   Better/
                                                   Worse
                                                   than
Operational                   Results     Targets  target


SAIDI (Minutes)               79.42       100.75    Better
Gas Leak Response Rate        99.6%        94.5%    Better
   (Normal)
Gas Leak Response Rate        99.7%        96.5%    Better
   (After Hrs.)
Customer Contact Survey       81.6%        80.6%    Better
Safety - OSHA Rate             2.63         4.05    Worse
Safety - PMVAs                87           82       Worse

SLIDE 19

Distribution Systems Require Increased Investment

(Illustration presented as bar graph)

                       Distribution Rate Base
          Electric and Gas (Shown in Millions of $)

2004 Est. $2606.5
2005 Est. $2886.3
2006 Est. $3231.6
2007 Est. $3532.9
2008 Est. $3739.5


SLIDE 20

                     CL&P Legislative Status

-    Public Act 03-135 signed by Governor Rowland on June 25, 2003
- Standard Offer becomes Transitional Standard Offer (TSO) and is extended through 2006, must file TSO case with DPUC
-    Raises base rate cap up to 11.1% for 2004 and beyond
-    Must file rate case with DPUC
- Procurement fee of 0.5/mill for securing TSO plus additional 0.25/mill incentive can be earned
-    Flow through of all energy-related and `federally mandated' costs:
     -    LMP
     -    Energy
     -    Reliability Must Run (RMR)
     -    Locational ICAP

SLIDE 21

                  Key Regulatory Items for CL&P

- Energy adjustment clause continues to recover 2003 LMP costs, subject to refund as determined by FERC

-    TSO filing to increase rates 11.1% made July 1

-    Initial hearings complete - August 1 rate case was filed

     -    Four-year rate plan

     - Increases of 6% ($133.5 million) in 2004; 1% annually in 2005-2007 (included within 11% TSO increase)

     -    Recovers rising distribution expenditures

     -    Final decision due December 15, 2003

-    TSO RFP released on September 19, 2003; bids due this morning

SLIDE 22

                PSNH Recent Restructuring History

5/2/01:   PSNH implements industry restructuring

5/22/01: NH legislation modifies restructuring statute; PSNH must hold generating plants until 2/04

9/12/02:  NHPUC approves Seabrook sale to FPL.
          Seabrook sale ends power purchase, decommissioning obligations

12/31/02: NHPUC approved recovery of all but $17,000 of PSNH's request to recover about $200M of deferred fuel and purchased power costs

2/1/03:   2% rate increase due to energy rate adjustment

4/23/03: Legislation signed requiring PSNH to retain its generation until at least 4/30/06

SLIDE 23

                   PSNH Update - Current Items

5/30/03: PSNH bought out 14 small QF hydro rate orders for $20 million; net savings of $5 million

8/28/03: PSNH proposed $70 million conversion of Schiller unit to burn wood chips. NHPUC decision due this fall

9/12/03: PSNH applied to NHPUC to raise its transition service energy rate

Year End: PSNH will close on CVEC acquisition
          -    Already approved by NHPUC and FERC

Year End: PSNH will file rate case

2/1/04: New energy supply rate to be effective; new delivery rates due to take effect, subject to later adjustment
          - Surplus generation, lack of congestion mean LMP minor issue

SLIDE 24

                          WMECO Update

-    Rebidding default and standard offer service

- WMECO standard offer RFP was issued 9/29/03; final bids were received on 10/22/03

-    Final bids for default service due 11/4/03

-    Annual reconciliation filing now before DTE

-    No rate case until at least 2005

-    Lack of transmission congestion means LMP is minor issue


SLIDE 25

                          Yankee Update

- 4.4 mile Meriden Gas Turbine pipeline to connect 505 MW combined cycle NRG unit to Tennessee, Algonquin pipeline
     -    DPUC, Connecticut Siting Council approved project
     - Construction halted in October 2002 when NRG canceled project and defaulted
     -    Yankee pulled $16 million Letter of Credit

-    Connection to NEGASCO in Rhode Island
     -    20-year term
     -    DPUC and FERC approval sought
     -    Projected in-service date of 3Q 2004

-    LNG facility now before DPUC
     -    Local approvals obtained
     -    $60 million project
     -    Three years to build

  -    Likely filing of rate case in second half of 2004

SLIDE 26
                 Transforming the Utility Group

- Healthy regulated businesses with needed rising capital investments in energy delivery systems

- Realize the internal synergies of four operating companies while maintaining distinct external identities

-    Run each company as a profit center

-    Develop "best of best" mentality

SLIDE 27

                      Competitive Business

SLIDE 28

(Organizational Chart)
                               NU Enterprises Organization

Select           Northeast        Select         Northeast
Energy          Generation        Energy         Generation
                 Company         Services        Services

-  Wholesale
-  Retail

   MERCHANT ENERGY               ENERGY/GENERATION SERVICES

SLIDE 29

                    NU Enterprises Businesses

(Chart showing types of businesses served)

           The NU Enterprises' Competitive Businesses
            Participate Across the Energy Value Chain

                                                   Inside     End use
                        Grid        Wholesale      the        Customer
                   Fuel Generation  Supply    T&D  Fence
                                                   Generation

Merchant Energy      X    X           X                        X
Business

Northeast                 X                         X          X
Generation
Services Company

Select Energy                                       X          X
Services, Inc.

Note - End use customers do not include residential market segment



SLIDE 30

                         NU Enterprises
                        2003 3rd Quarter

(Net income in millions) Q3 2003   Q3 2002   YTD 2003  YTD 2002

Retail                   $2.4      ($ 8.1)   ($1.6)    ($26.3)

Wholesale                $4.5      ($ 2.4)   $23.9     ($13.6)
   Total Merchant Energy $6.9      ($10.5)   $22.3     ($39.9)

Energy/Generation        $0.2       $ 1.7    $ 2.1     $  1.8
  Services

Total NU Enterprises*    $6.9      ($ 9.0)   $24.0     ($38.7)

* Includes NU Enterprises Parent Costs

SLIDE 31

                         NU Enterprises
                     2003Year-End Projection

                           2003 Y/E        2002 Y/E
(Net income in millions)   Projection      Actual

Retail                     ($4) - ($2)    ($28)

Wholesale                  $27 - $30      ($25)
    Total Merchant Energy  $23 - $28      ($53)

Energy/Generation           $2 - $4        $0
   Services

Total NU Enterprises*      $25 - $32      ($53)


* Includes NY Enterprises Parent Costs

SLIDE 32

                 What Has Created 2003 Success?

NU Enterprises' 2003 success has been driven in large part by changes in the way in which we do business

-    Improved portfolio management
-    Resized retail organization
-    Improved realized retail margins
- Refocused trading as a wholesale support function significantly reducing risk

Other factors include:
-    Normal rainfall levels impacting hydroelectric output
-    Improved results from generation assets

SLIDE 33

                     2004 Net Income Preview

                         Total Projected
                 2004 Net Income $28-$38 Million

Pie Chart Showing Projected Net Income for 2004

Merchant Energy              $24 - $31 million
Energy/Generation Services   $ 4 - $ 7 million

SLIDE 34

                What Is Needed for 2004 Success?

NU Enterprises' 2004 success will be driven by:

-    Achieve targeted wholesale and retail origination

-    Successful portfolio management

-    Achieve targeted growth in services business

SLIDE 35

                        Calendar of Bids
                       in Wholesale Market

                                                              Total Load
Region         Company   Service        Start Date  Term      (MW)

New England    MECo      Default        11/1/03     3 mos. to
                                                    1 yr.         900
               NSTAR     SO & DS         1/1/04     3 to 14
                                                    mos.        1,600
               UI        TSO             1/1/04     1 to
                                                    3 yrs.      1,200
               CL&P      TSO             1/1/04     1 to 3
                                                    yrs.        5,000
               WMECO     SO & DS         1/1/04     3 to 14
                                                    mos.          710
               MECO      Ind. Default    2/1/04     3 mos.        280
               Maine     SO              3/1/04     6 mos.        520
               NSTAR     Ind. Default    4/1/04     3 mos.        450
               WMECO     Ind. Default    4/1/04     3 mos.         50
PJM            NJ IOUs   BGS             6/1/04     1 to 3
                                                    yrs.       10,400
               MD IOUs   Full Req.       7/1/04     1 to 3
                                                    yrs.        5,500
Total Available                                                26,610

SLIDE 36

                           NGC Update
-    Power plants are operating reliably
-    Rainfall has benefited conventional hydroelectric
-    Revenue stream sufficient to cover bonds
- New tolling arrangement with Select Energy to be negotiated for post-2005



SLIDE 37

                        Financial Update


SLIDE 38

                   NU Forecasting Significant
                  Regulated Capital Investment
                             Program

[Bar  chart illustrating Forecasted Regulated Capital Investment
Program]

Shown in $ Millions - Excluding AFUDC

               2004   2005    2006   2007   2008
Regulated
  Electric     $668   $607    $530   $490   $507
Regulated
  Natural Gas  $ 70   $ 60    $ 77   $ 43   $ 40
NGC            $ 11   $  6    $  8   $  5   $  2
Other          $ 26   $ 20    $ 21   $ 19   $ 21
TOTAL          $775   $693    $636   $557   $570

SLIDE 39

                2004-2008:  How We Expect to Fund
                   $3.2B in CapEx and $0.5B in
                            Dividends

Pie Chart showing sources of funding for capital expenditures
(shown in $Millions)

Earnings and Other Internal Sources     $1,370
Depreciation                            $1,390
Debt                                    $  840
Cash                                    $  140


SLIDE 40
                  Strong Current Capitalization
               Ratios Provide Solid Foundation for
                             Growth

                          (In Millions)
---------------------------9/30/93------------------------------------

                 Common           Preferred     Debt             RRBs
NU
  Consolidated $2,254   45.3%   $116    2.3%     $2,605   52.4%  $1,773
CL&P           $  724   43.4%   $116    6.9%     $  830   49.7%  $1,154
PSNH           $  345   42.8%   $  0    0%       $  461   57.2%  $  484
WMECO          $  154   44.9%   $  0    0%       $  189   55.1%  $  135
Yankee Gas     $  217*  47.5%   $  0    0%       $  240   52.5%  $    0
NGC            $  445   52.5%   $  0    0%       $  403   47.5%  $    0

*Excludes equity associated with goodwill.

SLIDE 41

                 Current Credit Ratings Reflect
                       Financial Strength

                        Moody's        S&P              Fitch
Investment Grade  A2/A   CL&P Bonds

                  A3/A-  CL&P Issuer   CL&P Bonds       CL&P Bonds
                         CL&P
                            Unsecured
                         WMECO Issuer
                         WMECO
                             Unsecured
                         PSNH Bonds

                   Baa1/ NU Issuer     NU Corporate     CL&P Unsecured
                   BBB+                  Credit
                         NU Notes      CL&P Corporate   WMECO Unsecured
                         PSNH Issuer   WMECO Corporate
                                         Credit
                         Yankee        WMECO Unsecured
                            Issuer
                                       PSNH Corporate
                                          Credit
                                       PSNH Bonds
                                       Yankee Corporate
                                          Credit

                   Baa2/   CL&P        NU Notes         NU Notes
                   BBB      Preferred
                            NGC Bonds  CL&P Unsecured   WMECO Unsecured
                                                        PSNH Bonds
                                                        NGC Bonds(2005)

                   Baa3/               CL&P Preferred   NGC Bonds(2026)
                   BBB-                 NGC Bonds

Below Investment            None        None            None
Grade

SLIDE 42

               Liquidity Supported by Minimal Debt
                Maturities and Sinking Funds also
                   Modest: None at CL&P, PSNH,
                             WMECO*

Bar chart illustrating amount of liquidity supported by minimal debt maturities, and sinking funds

(Shown in Millions of Dollars)
          2004   2005   2006   2007   2008
NGC       $32    $38           $ 4    $  5
NU        $24    $26    $21           $150
Other     $ 7    $ 6    $ 6    $ 5	  $  4
Yankee    $ 1    $21    $ 1    $ 1    $  1


*Excludes Rate Reduction Bond maturities;
the System has no sinking fund preferred stock

SLIDE 43

                   Status of Credit Facilities

                                  Facility       Accessed
                                 ($millions)    ($millions)

Parent/Competitive Revolver/LOCs   $350          $116
Regulated Revolver                 $300          $ 10
CL&P Accounts Receivable           $100          $ 25
Cash                               $138

Total (as of October 14, 2003)     $888          $151


SLIDE 44

          Cash Flows Support Common Dividend Increases

[Bar chart illustrating common dividend levels for the period from 1995 - 2003]

        Dividends/share
1995    $1.76
1996    $1.38
1997    $0.25
1998    $0.00
1999    $0.10
2000    $0.40
2001    $0.45
2002    $0.525
2003    $0.575


SLIDE 45

               Key Earnings Issue: Pension Credits

Bar chart illustration

                       (In $Millions)

1996                    ($1)
1997                    $ 13
1998                    $ 44
1999                    $ 53
2000                    $ 89
2001                    $100
2002                    $ 73
2003 (Estimated)        $ 32
2004 (Estimated)       ($14)
2005 (Estimated)       ($40)

Note: Amounts are Pre-Tax. 70% of credit is expensed; 30% is capitalized

SLIDE 46

                   Corporate Governance Status

-    Board Implementation
     -    New Committee Charters
     -    Senior Financial Officers Code of Ethics
     -    All non-management members "Independent"
     -    Two financial experts on Audit Committee

-    Sarbanes-Oxley
     -    Plans in place to be fully compliant by required date
     -    Internal controls assessment process ongoing

SLIDE 47

                             Summary

- Earnings for 2003 are expected to be at higher end of earlier projections
-    2004 earnings projections established
-    Plans for transmission build-out progressing
- New Connecticut legislation signed and regulatory implementation under way
-    Recovery of competitive businesses on track
-    Financial profile remains strong

-    Q&A